UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004

CAPITALSOURCE INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-31753 (Commission File Number)	35-2206895 (I.R.S. Employer Identification No.)

4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code (301) 841-2700

Item 12. Results of Operations and Financial Condition.

     On January 20, 2004, CapitalSource Inc. (the “Company”) filed a registration statement under the Securities Act of 1933 relating to the proposed resale by existing stockholders of up to 20,000,000 shares of common stock. The preliminary prospectus contained in the registration statement, which is listed as exhibit 99.1 hereto and incorporated herein by reference, includes information relating to the Company’s loan portfolio and financial condition as of and for the year ended December 31, 2003. A copy of the registration statement can be obtained on the Company’s website at www.capitalsource.com and on the SEC’s website at www.sec.gov.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 20, 2004	/s/ JAMES M. MOZINGO

James M. Mozingo Chief Accounting Officer (Principal Accounting Officer)

INDEX TO EXHIBITS

99.1	CapitalSource Inc. Registration Statement on Form S-1 (Incorporated herein by reference to the registrant’s registration statement on Form S-1 (Reg. No. 333-112002) filed with the SEC on January 20, 2004).